UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 17, 2004
Commission File Number 1-5097
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	39-0380010
(State of Incorporation)	(I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin	53201
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 524-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Stock Option Award Agreement

Item 1.01. Entry into Material Agreement.
     Johnson Controls, Inc. (the “Company”) maintains the Johnson Controls, Inc. 2000 Stock Option Plan (the “Option Plan”), and from time to time grants stock option awards to executive officers and other key employees of the Company or its subsidiaries under the Option Plan. The Compensation Committee (the “Committee”) of the Board of Directors of the Company has approved a form of stock option award agreement under the Option Plan. On November 17, 2004, the Committee approved awards of stock options to executive officers of the Company under the Option Plan for which such form of stock option award agreement serves as the award agreement. The form of stock option award agreement referred to above is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:
(10.1)	Form of stock option award agreement under the Johnson Controls, Inc. 2000 Stock Option Plan, as amended through October 1, 2001.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JOHNSON CONTROLS, INC.
BY: /s/ R. Bruce McDonald
      R. Bruce McDonald
      Vice President and
      Chief Financial Officer
Date: November 15, 2005

JOHNSON CONTROLS, INC.
EXHIBIT INDEX TO FORM 8-K
Report Dated November 17, 2004
Exhibit No.

(10.1)	Form of stock option award agreement under the Johnson Controls, Inc. 2000 Stock Option Plan, as amended through October 1, 2001.

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